ORDERED in the Southern District of Florida on Dec 14, 2012

John K. Olson, Judge
United States Bankruptcy Court

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
Fort Lauderdale Division
www.flsb.uscourts.gov

In re:

SMF ENERGY CORPORATION
H&W PETROLEUM COMPANY, INC.
SMF SERVICES, INC.
STREICHER REALTY, INC.

Debtors.
_____________________________/

Chapter 11

Case No. 12-19084-BKC-RBR
Case No. 12-19085-BKC-RBR
Case No. 12-19086-BKC-RBR
Case No. 12-19087-BKC-RBR

(Jointly Administered Under Case No. 12-19084-BKC-RBR)

ORDER (I) GRANTING EMERGENCY MOTION TO MODIFY DEBTORS' AMENDED JOINT PLAN OF LIQUIDATION; AND (II) CONFIRMING THE DEBTORS' AMENDED JOINT PLAN OF LIQUIDATION <u>DATED OCTOBER 16, 2012, AS MODIFIED</u>

THIS MATTER came before the Court on **December 14, 2012 at 9:30 a.m.** (the "Confirmation Hearing") to consider confirmation of the *Debtors Amended Joint Plan of*

Liquidation dated October 16, 2012 [D.E. 549], as modified in the *Emergency Motion to Modify Debtors' Amended Joint Plan of Liquidation* [D.E. 626] (the "Motion to Modify") and on the record at the Confirmation Hearing (collectively, the "Plan")[1] proposed by SMF Energy Corporation, H&W Petroleum Company, Inc., SMF Services, Inc., and Streicher Realty, Inc., as jointly administered debtors and debtors-in-possession in the above-captioned cases (collectively, the "Debtors" or the "Company").

Previously, on October 22, 2012, the Court entered an order pursuant to sections 105, 502, 1125, 1126, and 1128 of the Bankruptcy Code and Bankruptcy Rules 2002, 3003, 3017 and 3018, (i) approving the *Debtors' First Amended Joint Disclosure Statement In Connection with Debtors' Joint Plan of Liquidation*, dated October 16, 2012 [D.E. 550] (the "Disclosure Statement"), including all exhibits annexed thereto; (ii) establishing a record date for voting on the Plan; (iii) approving solicitation procedures for distribution of the Plan; (iv) approving the forms of ballots for the Plan; (v) establishing procedures for voting on the Plan; and (vi) scheduling a hearing and establishing notice and objection procedures in respect of confirmation of the Plan (the "Order") [D.E. 565]. Thereafter, the Disclosure Statement was transmitted to all Holders of Claims in each of the four (4) impaired Classes of Claims set forth in the Plan (together, the "Voting Classes") as provided for and in accordance with the Order.

In connection with confirmation of the Plan, the Court reviewed and accepts into evidence in support of confirmation of the Plan: (i) the *Certificate Of Plan Proponents On Acceptance Of Plan, Report On Amount To Be Deposited, Certificate Of Amount Deposited And Payment Of Fees* on behalf of the Debtors filed on December 11, 2012 [D.E.623] (the "Ballot Report"); and (ii) the *Declaration of Soneet R. Kapila, Chief Restructuring Officer, in Support of*

[1] All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Plan.

the Debtors Amended Joint Plan of Liquidation as modified dated December 12, 2012 [D.E. 625] (the "Kapila Declaration"). In addition, the Court fully considered the objections to the Plan filed on December 7, 2012, including without limitation, the following: (i) *Limited Objection of Wells Fargo Bank, National Association, to Confirmation of Chapter 11 Plan of Liquidation* (the "Wells Fargo Objection")[D.E. 615]; (ii) *Texas Comptroller of Public Accounts' Limited Objection to Debtors' Amended Joint Plan of Liquidation* (the "Texas Comptroller Objection")[D.E. 616]; (iii) *Objection of Texas Taxing Authorities to Debtors' First Amended Plan of Liquidation* (the "Texas Authorities Objection")[D.E. 617] (the Texas Comptroller Objection and Texas Authorities Objection are collectively referred herein as "Taxing Authorities Objection"); (iv) *Limited Objection to Confirmation of Chapter 11 Plan of Liquidation* (the "Board Objection") [D.E. 618]; (v) *Ad Hoc Committee's Limited Objection to Confirmation of Debtors' Amended Joint Plan of Liquidation* (the "Ad Hoc Committee Objection")[D.E. 624]; and *Atlas Oil Company's Joinder in the Limited Objection by the Ad Hoc Committee of Certain Holders of Section 503(b)(9) Claims to the Confirmation of the Debtors' Amended Joint Plan of Liquidation* [D.E. 636] (the "Atlas Oil Objection") (collectively, the "Objections"). The Court also considered (i) the *Memorandum of Law in Support of Confirmation of Debtors' Amended Joint Plan of Liquidation and Response to Objections to Confirmation* [D.E. 627]; (ii) the Motion to Modify filed on December 12, 2012. [D.E. 626]; and (iii) the proffer of evidence from Debtors' counsel, and (iv) heard statements and argument of counsel at the Confirmation Hearing. Additionally, the Court takes judicial notice of the main case docket of these jointly administered Chapter 11 cases maintained by the Clerk of the Court [Case No. 12-19084-RBR through 12-19087-RBR], including, without limitation, (i) all

pleadings and other documents filed therein and orders entered thereon; and (ii) the Exhibits proffered by the Debtors and the Chief Restructuring Officer and admitted into evidence during the Confirmation Hearing.

In connection with confirmation of the Plan, the Court also reviewed and considered the Motion to Modify. Pursuant to the Motion to Modify, which is granted as set forth below, the Plan is hereby modified and amended to add the following provisions to Article V, ¶2 of the Plan:

"1. Notwithstanding anything to the contrary in the Plan, the Liquidating Trust Agreement or this Confirmation Order:

(a) all prior orders of the Court and written stipulations signed by the Debtors relating to claims, liens, security interests, rights and remedies of Wells Fargo and claims against Wells Fargo (including, without limitation, the Cash Collateral Orders, the Sale Orders, and Docket Nos. 283, 384, 406, 451 & 594) (i) shall survive confirmation of the Plan and remain enforceable against and binding upon (subject to any appellate action with respect thereto) the Debtors, the Liquidating Trust, the Liquidating Trustee and the Oversight Committee, and (ii) govern over any inconsistent provisions in the Plan, the Liquidating Trust Agreement or this Confirmation Order; and

(b) the existence, extent and perfection of the liens and security interests of Wells Fargo in its collateral and cash proceeds thereof shall not be affected by confirmation of the Plan or the transfer of any such proceeds or collateral to the Liquidating Trust or any bank account maintained by the Debtors or the Liquidating Trustee at a bank other than Wells Fargo; and

(c) to the extent that any action for surcharge under section 506(c) of the Bankruptcy Code is asserted against Wells Fargo or its collateral at any time, the claims and defenses of Wells Fargo in response thereto shall be considered and resolved as if Wells Fargo's collateral and proceeds of collateral had not been distributed to others as provided in the Plan and authorized by this Confirmation Order.

2. The Debtors and the Liquidating Trustee are hereby authorized under the Plan and section 363 of the Bankruptcy Code to distribute cash collateral of Wells Fargo to pay Allowed Administrative Claims, Allowed Priority Tax Claims, fees owed to the United States Trustee, Convenience Class Claims and Allowed Priority Claims; provided, however, that as adequate protection of Wells Fargo's liens and security interests and consistent with the priority scheme in the Bankruptcy Code and Article V of the Plan,

unless and until otherwise agreed by Wells Fargo in writing or ordered by the Court (whether pursuant to a motion to estimate Wells Fargo's remaining claims, a motion for allowance and payment of such claims, a motion to authorize further use of cash collateral or otherwise), no distributions may be made under the Plan from collateral or proceeds of collateral of Wells Fargo to holders of Allowed Claims and Interests in Classes 3, 5 and 6 of the Plan and any cash collateral not yet authorized to be used by the Debtors or the Liquidating Trustee shall remain on deposit at one or more debtor-in-possession bank accounts at Wells Fargo.

As a result of the modification of the Plan as set forth in the Motion to Modify and above, the Wells Fargo Objection has been resolved and, as a result, Wells Fargo has changed its vote from a rejection of the Plan in respect of Class 2 of the Plan to an acceptance of the Plan in respect of Class 2 of the Plan.

Additionally, pursuant to the Motion to Modify, the Plan is hereby modified and amended to add the following provisions to the treatment of Priority Tax Claims set forth in Article III, VI and VII of the Plan:

(i) Section III (2) of the Plan is hereby modified (new language is underlined) to provide as follows:

"**Priority Tax Claims**. Each Holder of an Allowed Priority Tax Claim under section 507(a)(8) of the Bankruptcy Code shall receive from the Debtors and/or Liquidating Trustee, on account of such Allowed Priority Tax Claim, regular installment payments with interest at the rate determined by applicable nonbankruptcy law as set forth in accordance with section 511 of the Bankruptcy Code as of the calendar month in which the Plan is confirmed in Cash in accordance with Section 1129(a)(9)(C) of the Bankruptcy Code commencing on the later of (i) the Effective Date or (ii) as soon thereafter as reasonably practicable after the date of a Final Order Allowing such Priority Tax Claim. Notwithstanding the above, each Holder of an Allowed Priority Tax Claim may be paid under such other terms as may be agreed upon by both the Holder of such Allowed Priority Tax Claim and Debtors and/or the Liquidating Trustee, as the case may be."

(ii) Section VI (I) of the Plan is hereby modified (new language is underlined) to provide as follows:

"Except as provided in the Plan or the Confirmation Order with respect to the rights of, and treatment afforded the Holders of Allowed Claims and Allowed Interests, as of the Effective Date, all Persons who have held, hold or may hold Claims, rights, causes of action, liabilities or

any equity Interests with respect to the Debtors or their Assets based upon any act or omission, transaction or other activity of any kind or nature that occurred or arose prior to the Effective Date, regardless of the filing, lack of filing, allowance or disallowance of such a Claim or Interest and regardless of whether such Person has voted to accept the Plan and any successors, assigns or representatives of the foregoing, will be precluded and permanently enjoined on and after the Effective Date from, on account of such Claims, rights, causes of action, liabilities or any equity Interests: (1) commencing or continuing in any manner any action or other proceedings against the Liquidating Trust, the Liquidating Trustee or the Liquidating Trust Assets; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Liquidating Trust, the Liquidating Trustee or the Liquidating Trust Assets; (3) creating, perfecting or enforcing any lien or encumbrance against the Liquidating Trust, the Liquidating Trustee or the Liquidating Trust Assets; (4) asserting against the Liquidating Trust, the Liquidating Trustee or the Liquidating Trust Assets, a setoff, right or claim of subordination or recoupment of any kind against any debt, liability or obligation due to the Debtors; and (5) commencing or continuing any action, in any manner, in any place that does not comply with or that is inconsistent with the provisions of the Plan, provided however, that nothing in the Plan shall alter or impair the Texas Comptroller of Public Accounts' rights under Section 553 of the Bankruptcy Code."

(iii) Section VII of the Plan is hereby modified (new language is underlined) to provide as follows:

"In addition, except as otherwise expressly provided in the Plan, all persons, entities and parties in interest who have held, hold or may hold Claims or Interests are permanently enjoined, from and after the Effective Date, from: (i) commencing or continuing in any manner any action or other proceeding of any kind on account of such Claim against, or Interests in, the Debtors, the Debtors' Estates or the Liquidating Trust; (ii) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree, or order against the Debtors, the Debtors' Estates, the Liquidating Trust; (iii) creating, perfecting or enforcing any encumbrance of any kind against the Debtors, the Debtors' Estates, the Liquidating Trust or against the Assets or the Liquidating Trust Assets, property or interests in property of the Debtors, the Debtors' Estates or the Liquidating Trust, with respect to any such Claims or Interests; and (iv) asserting any defense or right of setoff, subrogation, or recoupment of any kind against any obligation due from the Debtors, the Debtors' Estates, the Liquidating Trust Estate or against the Assets, the Liquidating Trust Assets, property or interests in property of the Debtors, the Debtors' Estates or the Liquidating Trust, with respect to any such Claim or Interests, provided however, that nothing in the Plan shall alter or impair the Texas Comptroller of Public Accounts' rights under Section 553 of the Bankruptcy Code.

Nothing herein or in the Plan shall alter or impair the Texas Taxing Authorities' liens to remain on their collateral, or any proceeds from the sale of such collateral, until the claims, including interest thereon, are paid in full as required by 11 U.S.C. § 1129(b)(2)(A)(i)(I). The ad valorem tax claims of the Texas Taxing Authorities shall bear interest at the rate of 12% per

annum, commencing on the petition date and continuing until such time as the claims are paid in full."

I. FINDINGS OF FACT AND CONCLUSIONS OF LAW

Based on the above, as well as the record in these proceedings, and after due deliberation and sufficient cause appearing therefor, the Court makes the following findings of fact and conclusions of law pursuant to Rule 7052 of the Federal Rules of Bankruptcy Procedure. [2]

A. This Court has jurisdiction over the Bankruptcy Cases pursuant to 28 U.S.C. §§ 157(a) and 1334(a). Venue of these proceedings and the Bankruptcy Cases in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. § 157(b), and thus this Court has jurisdiction to enter a final order with respect thereto.

B. On December 14, 2012 at 9:30 a.m., the Court announced its oral ruling confirming the Plan (the "Oral Ruling"). In connection therewith, the Court made a number of oral findings of fact and conclusions of law on the record, each of which is fully incorporated herein by reference in accordance with and pursuant to Bankruptcy Rule 7052(a).

C. The Debtors, as proponents of the Plan, have met their burden of proving the elements of sections 1129(a) and 1129(b) of the Bankruptcy Code in respect of the Plan by clear and convincing evidence.

D. As evidenced by the Kapila Declaration, the Order and the docket in these Chapter 11 cases, due, adequate and sufficient notice of the Disclosure Statement, the Plan and exhibits thereto and the Confirmation Hearing, together with all deadlines for objecting to and

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[2] Where appropriate, findings of fact shall constitute conclusions of law and conclusions of law shall constitute findings of fact. See *In re American Family Enterprises*, 256 B.R. 377, 385 n.2 (Bankr. D. N.J. 2000); *In re Antar*, 122 B.R. 788, 789 (Bankr. S.D. Fla. 1990).

voting to accept or reject the Plan, has been given to: (a) the U.S. Trustee; (b) counsel to the Committee; (c) the Internal Revenue Service; (d) the Securities and Exchange Commission; (e) any persons who have filed a request for notice in the Chapter 11 Cases pursuant to Bankruptcy Rule 2002; (f) all parties to Executory Contracts and/or Unexpired Leases which are either to be assumed or rejected pursuant to the Plan; (g) all Creditors; and (h) all parties in interest, in compliance with the Order and Bankruptcy Rules 2002(b), 3017 and 3020(b), and no other or further notice is or shall be required. Adequate and sufficient notice of the Confirmation Hearing and other dates and hearings described in the Order was provided in compliance with the Bankruptcy Rules and Order, and no other or further notice is or shall be required. All parties in interest have been afforded a full, fair and adequate opportunity to be heard in respect of confirmation of the Plan and any objections thereto.

E. Votes for acceptance and rejection of the Plan were solicited in good faith and in compliance with sections 1125 and 1126 of the Bankruptcy Code, Bankruptcy Rules 3017 and 3018, the Disclosure Statement, the Order, and all other applicable provisions of the Bankruptcy Code and all other applicable rules, laws and regulations. Specifically, the solicitation materials approved by the Court in the Order (including, without limitation, the Disclosure Statement, the Plan, the Ballots and the Order) were transmitted to and served on all Holders of Claims or Interests in the Voting Classes, as well as to other parties in interest in these Chapter 11 cases, in compliance with section 1125 of the Bankruptcy Code, the Order and the Bankruptcy Rules. Such transmittal and service were adequate and sufficient, and no further notice is or shall be required. All procedures used to distribute solicitation materials to Holders of Claims and Interests were fair and the distribution of solicitation materials was conducted in accordance with

the Bankruptcy Code, the Bankruptcy Rules, the Order, and all other applicable rules, laws and regulations.

F. As evidenced by the Ballot Report, (i) the Holders of Claims in Class 5 voted to accept the Plan: (ii) Wells Fargo, as the Holder of the Claim in Class 2, initially voted to reject the Plan, but changed such vote at the Confirmation Hearing to an acceptance of the Plan based on the modifications to the Plan set forth above; and (iii) no Ballots were cast in Class 3. Each of Class 1 and Class 4 (as each detailed on the Exhibit) are unimpaired and therefore are conclusively deemed to have accepted the Plan. The Holders of the Interests in Class 6 will not receive or retain any property pursuant to the Plan and, as such, the Holders of Interests in Class 6 are deemed to reject the Plan, consistent with section 1126(g) of the Bankruptcy Code. All procedures used to tabulate the Ballots were fair and conducted in accordance with the Order, the Bankruptcy Code, the Bankruptcy Rules, the local rules of the Bankruptcy Court for the Southern District of Florida and all other applicable rules, laws and regulations.

G. Subsequent to November 2, 2012 (the "Solicitation Date"), the Debtors made certain modifications to the Plan and filed the Motion to Modify. The modifications to the Plan as set forth in the Motion to Modify and set forth above, and any further modifications to the Plan made on the record at the Confirmation Hearing (collectively referred herein as the "Modifications"), is consistent with the provisions of the Bankruptcy Code, including, but not limited to, sections 1122, 1123, 1125 and 1127 of the Bankruptcy Code. None of the Modifications adversely affects the treatment of any Holder of a Claim or Interest under the Plan. Accordingly, pursuant to section 1127(a) of the Bankruptcy Code and Bankruptcy Rule 3019(a), none of the Modifications require additional disclosure under section 1125 of the Bankruptcy

Code or re-solicitation of votes under section 1126 of the Bankruptcy Code. Moreover, the filing of the Modifications prior to the conclusion of the Confirmation Hearing, in the Motion to Modify and as set forth herein constitutes due and sufficient notice of any and all of such Modifications under the Bankruptcy Code. In accordance with Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019, all Holders of Claims who voted to accept the Plan or who are conclusively presumed to have accepted the Plan are deemed to have accepted the Plan as modified by the Modifications and this Confirmation Order. All Modifications to the Plan are hereby approved pursuant to section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019. The Plan as modified by the Modifications and this Confirmation Order shall be and constitute the Plan confirmed by the Court for all purposes pursuant to this Confirmation Order. Any and all references in this Confirmation Order to "Plan" shall mean and include the Plan as modified by the Modifications.

H. As detailed below, the Plan complies with the applicable provisions of section 1129(a)(1). Specifically, the classification scheme of Claims and Interests in the Plan complies with all applicable provisions of section 1122 and 1123 of the Bankruptcy Code, including without limitation, as follows:

(a) Sections 1122 and 1123(a)(1) - Proper Classification.

(i) The classification of Claims and Interests under the Plan are proper under the Bankruptcy Code. Article IV of the Plan provides for the classification of Claims and Interests into separate Classes, based on differences in the legal nature or priority of such Claims and Interests (other than Administrative Claims and Priority Tax Claims, which are addressed in Article III of the Plan and which are not required to be designated as separate Classes pursuant to section 1123(a)(1) of the Bankruptcy Code). Pursuant to sections 1122(a) and 1123(a)(1) of the Bankruptcy Code, the Plan collectively establishes 6 separate classes for holders of Claims against and Interests in the Debtors, as more specifically set forth in Exhibit C to the Ballot Report, based on their different rights and attributes. As such, valid business, factual, and legal reasons exist for classifying separately the various classes of Claims and Interests created under

the Plan, the classifications were not done for any improper purpose and the creation of such Classes does not unfairly discriminate between or among Holders of Claims or Interests. Additionally, each of the Claims or Interests in a particular class is substantially similar to the other Claims or Interests in such class, as required by section 1122(a) of the Bankruptcy Code. In this way, the Debtors have properly classified claims under the Plan so as to satisfy section 1122 of the Bankruptcy Code.

(ii) Section 1123(a)(2) - Specification of Unimpaired Classes.

Articles III and IV of the Plan specify the Classes of Claims and Interests that are Unimpaired under the Plan. As a result thereof, the requirements of section 1123(a)(2) of the Bankruptcy Code have been satisfied.

(iii) Section 1123(a)(3) - Specification of Treatment of Impaired Classes.

Article V of the Plan specifies the treatment of each Impaired Class under the Plan. As a result thereof, the requirements of section 1123(a)(3) of the Bankruptcy Code have been satisfied.

(iv) Section 1123(a)(4) - No Discrimination.

Article V of the Plan uniformly provides for the same treatment of each Claim or Interest in a particular Class, unless the Holder of a particular Claim or Interest has agreed to a less favorable treatment with respect to such Claim or Interest. As a result thereof, the requirements of section 1123(a)(4) of the Bankruptcy Code have been satisfied.

(v) Section 1123(a)(5) - Implementation of the Plan.

Article VI and various other provisions of the Plan specifically provide in detail for an adequate and proper means for the implementation of the Plan. As required by section 1123(a)(5) of the Bankruptcy Code, the Plan contemplates and provides for an adequate means for its execution and implementation including, but not limited to, the formation and administration of the Liquidating Trust for the purposes of liquidating the Debtors' remaining assets, prosecuting Litigation Claims, winding up the Debtors' affairs and making distributions to Holders of Allowed Claims and Allowed Interests.

(vi) Section 1123(a)(6) - Voting Power of Equity Securities.

Article VI (D) of the Plan provides for the dissolution of the Debtors and therefore, section 1123(a)(6) of the Bankruptcy Code is inapplicable in these Bankruptcy Cases. As a result thereof, the requirements of section 1123(a)(6) of the Bankruptcy Code have been satisfied.

(vii) Section 1123 (a)(7) - Selection of Officers and Directors.

Article VI of the Plan provides for Soneet R. Kapila (the "Liquidating Trustee") to become the Liquidating Trustee to administer the Liquidating Trust in accordance with the Liquidating Trust Agreement previously filed with Bankruptcy Court pursuant to *Debtors' Notice of Filing Liquidating Trust Agreement As Exhibit "A" to the Debtors' First Amended Joint Disclosure Statement In Connection with Debtors' Joint Plan of Liquidation* dated October 29, 2012 [D.E. 579]. The designation of Soneet R. Kapila, as Liquidating Trustee, on and after the Effective Date is consistent with the interests of Holders of Claims and Interests and public policy. As a result thereof, the requirements of section 1123(a)(7) of the Bankruptcy Code have been satisfied.

(b) Section 1123(b).

(i) Consistent with sections 1123(b)(1) and (b)(2) of the Bankruptcy Code, the Plan impairs or leaves unimpaired, as the case may be each, Class of Claims, and provides for the rejection of each of the Debtors' executory contracts and unexpired leases which have not been previously assumed or rejected pursuant to section 365 of the Bankruptcy Code by prior order of the Bankruptcy Court, as of the Effective Date of the Plan, and except as otherwise specified in this Confirmation Order.

(ii) Consistent with section 1123(b)(3) of the Bankruptcy Code, the Plan provides for the Liquidating Trust to, among other things, (i) investigate and, if appropriate, pursue the Litigation Claims, (ii) administer and liquidate the Liquidating Trust Assets, (iii) resolve all Disputed Claims, and (iv) make all Distributions from the Liquidating Trust as provided for in the Plan and the Liquidating Trust Agreement.

I. As detailed below, the Plan complies with all of the remaining applicable provisions of section 1129(a) and section 1129(b) of the Bankruptcy Code, including without limitation, as follows:

(i) Section 1129(a)(2)

As required by section 1129(a)(2), the Debtors have complied with all of the applicable provisions of the Bankruptcy Code, including, without limitation, the disclosure and solicitation requirements of sections 1125 and 1126 of the Bankruptcy Code. Except as provided for in the Order, the Debtors transmitted solicitation materials, including ballots, to the Holders of Claims in Classes 2, 3, 4 and 5 who are entitled to vote on the Plan, and non-voting materials to the Holders of Claims or Interests in Class 6 only after the Bankruptcy Court approved the Disclosure Statement as containing adequate information. Such materials were distributed in compliance with the requirements of the Order, the Bankruptcy Code and the Bankruptcy Rules.

(ii) Section 1129(a)(3) --- The Plan Was Proposed in Good Faith.

The Debtors have proposed the Plan in good faith and not by any means forbidden by law. In determining that the Plan has been proposed in good faith, the Court has examined the totality of the circumstances surrounding the filing of the Chapter 11 Cases, the Plan and the process leading to the formulation of the Plan. The good faith of Debtors is evident from the history of these Chapter 11 cases. There was a genuine need for chapter 11 relief on the Petition Date. The voluntary petitions were not filed to delay or frustrate creditors. Based upon the totality of the evidence, the Court finds that there was no abuse of the Chapter 11 process and that the Plan was, in fact, filed in good faith and not by any means forbidden by law. As such, the Plan complies with section 1129(a)(3) of the Bankruptcy Code.

(iii) Section 1129(a)(4) --- Payments to Professionals

Article III of the Plan provides for the payment of all Allowed Administrative Claims, including to Professionals. The procedures set forth in the Plan for the Court's review and ultimate determination of the fees and expenses to be paid by the Debtors in connection with the Chapter 11 Cases, or in connection with the Plan and incident to the Chapter 11 Cases, satisfy the objectives of and are in compliance with section 1129(a)(4) of the Bankruptcy Code. As a result thereof, the requirements of section 1129(a)(4) of the Bankruptcy Code have been satisfied.

(iv) Section 1129(a)(5) - Disclosure of Identity of Proposed Management and Compensation of Insiders

In accordance with section 1129(a)(5) of the Bankruptcy Code, the Debtors have disclosed the identity of Soneet R. Kapila as the Liquidating Trustee from and after the Effective Date. As a result thereof, the requirements of section 1129(a)(5) of the Bankruptcy Code have been satisfied.

(v) Section 1129(a)(6) – No Government Regulation of Rates

The Plan does not contain any rate changes subject to the jurisdiction of any governmental regulatory commission and will not require governmental regulatory approval. As a result thereof, the requirements of section 1129(a)(6) of the Bankruptcy Code are not applicable to the Chapter 11 cases.

(vi) Section 1129(a)(7) - Best Interests Test

As required by section 1129(a)(7) of the Bankruptcy Code, with respect to each Impaired Class, each holder of a Claim of such Class has either accepted the Plan or will receive or retain under the Plan on account of such Claim property of a value, as of the Effective Date, that is not less than the amount such holder would receive or retain if the Debtors were liquidated on the Effective Date under Chapter 7 of the Bankruptcy Code. Pursuant to the Ballot Certificate and the Kapila Declaration, each Impaired Class under the Plan has voted to either accept the Plan or have abstained from voting. As such, there are no impaired dissenting Classes under the Plans.

Further, the Plan and the evidence adduced and proffered at the Confirmation Hearing establishes that each Holder of an Allowed Claim or Interest who has not accepted the Plan will receive under the Plan, on account of such Claim or Interest property of a value, as of the Effective Date, that is not less than the amount such holder would receive or retain if the Debtors were liquidated on the Effective Date under Chapter 7 of the Bankruptcy Code. Thus, the Plan satisfies the requirements of section 1129(a)(7) of the Bankruptcy Code.

(vii) Section 1129(a)(8) - Acceptance by Each Class of Claims or Interests.

Each Class of Claims or Interests who voted on the Plan voted to accept the Plan. Classes 2, 3, 5 and 6 are impaired under the Plan. Class 1 and 4 are not impaired under the Plan. As such, Classes 1 and 4 are deemed to have accepted the Plan pursuant to Section 1126(f) of the Bankruptcy Code. Classes 2 and 5 have accepted the Plan. No Ballots were cast in Class 3. In addition, Class 6 is deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code. The Debtors address Classes 3 and 6 below through compliance with Section 1129(b) in connection therewith. Therefore, the Debtors have satisfied section 1129(a)(8) of the Bankruptcy Code.

(viii) Section 1129(a)(9) - Treatment of Claims Entitled to Priority Pursuant to Section 507(a) of the Bankruptcy Code

Article III of the Plan provides for the payment of all Allowed Administrative Claims, all Allowed Priority Claims and all Allowed Priority Tax Claims in accordance with section 1129(a)(9) of the Bankruptcy Code. As a result thereof, the requirements of section 1129(a)(9) of the Bankruptcy Code with respect to such Classes have been satisfied.

(ix) Section 1129(a)(10) - Acceptance by At Least One Impaired Class

As required by section 1129(a)(10) of the Bankruptcy Code, and as demonstrated by the Ballot Report and Kapila Declaration, at least one impaired Class of Claims has accepted the Plan, without including any acceptance of the Plan by an insider. As a result, the Plan satisfies the requirements of section 1129(a)(10) of the Bankruptcy Code.

(x) Section 1129(a)(11) --- Feasibility of the Plan

As required by section 1129(a)(3), the Plan has been proposed in good faith and not by any means forbidden by law. The Plan provides for the liquidation of the Debtors' remaining assets and distribution of proceeds to stakeholders. The Plan sets forth certain Cash payments that the Debtors and/or Liquidating Trustee must make on or immediately following the Effective Date. Those include payments to Holders of Allowed Administrative Claims, Allowed Priority Tax Claims, and Allowed Priority Non-Tax Claims. The Debtors have more than sufficient cash to cover all administrative and other priority obligations due to be paid pursuant to the Plan on or after the Effective Date.

(xi) Section 1129(a)(12) – Payment of Bankruptcy Fees

As required by section 1129(a)(12) of the Bankruptcy Code, all fees payable pursuant to 28 U.S.C. § 1930 as determined by the Bankruptcy Court at the Confirmation Hearing shall be paid by the Debtors or the Liquidating Trust before or after the Effective Date.

(xii) Section 1129(a)(13) – Retiree Benefits

The Debtors do not have any obligations on account of retiree benefits (as such term is used in section 1114 of the Bankruptcy Code) and, therefore, section 1129(a)(13) of the Bankruptcy Code is inapplicable to these Chapter 11 Cases.

(xiii) Sections 1129(a)(14), (15), and (16)- Domestic Support Obligations; Unsecured Claims Again Individual Debtors; Transfers by Nonprofit Organizations.

None of the Debtors have domestic support obligations, are individuals or are nonprofit organizations. Therefore, sections 1129(a)(l4), (15) and (16) of the Bankruptcy Code do not apply to these Chapter 11 Cases.

(xiv) Section 1129(b)(1) & (2)- Confirmation of Plan Over Non-Acceptance of Impaired Class

As set forth above and as a condition to seeking confirmation under section 1129(b) of the Bankruptcy Code, the Debtors have satisfied section 1129(a)(10) of the Bankruptcy Code in that at least one Class of Impaired Claims (Class 5) has accepted the Plan without counting the vote of any insider of the Debtors. In addition, no class junior to the Holders of Interests in Class 6 will receive or retain anything under the Plan. The Plan does not discriminate unfairly, is fair and equitable and otherwise complies with all of the provisions of Section 1129(b) of the Bankruptcy Code with respect to each Class of Claims or Interests that has rejected the Plan.

(xv) Section 1129(c) --- Only One Plan

Other than the Plan, as modified, no other plans have been filed in these Chapter 11 Cases. As a result thereof, the requirements of section 1129(c) of the Bankruptcy Code have been satisfied.

(xv) Section 1129(d) --- Principal Purpose of the Plan Is Not Avoidance of Taxes

No Governmental Unit has requested that the Court refuse to confirm the Plan on the grounds that the principal purpose of the Plan is the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act of 1933. As evidenced by their terms as set forth above, the principal purpose of the Plan is not such avoidance. As a result thereof, the requirements of section 1129(d) of the Bankruptcy Code have been satisfied.

J. The Plan provides that all executory contracts and unexpired leases not previously assumed or rejected by the Debtors under Section 365 of the Bankruptcy Code with the approval of the Bankruptcy Court are rejected by the Debtors as of the Effective Date. This Confirmation Order shall constitute an order of the Bankruptcy Court approving all such rejections hereunder as of the Effective Date.

K. The exculpation provision contained in Article VII of the Plan is reasonable and appropriate under applicable law because it is part of the Plan that was proposed in good faith, is vital to the Plan formulation process, and is appropriately limited in scope. The exculpation provision, including its carve-out for gross negligence and willful misconduct, is entirely consistent with established practice in this jurisdiction and others. Specifically, the Plan exculpates the Debtors, the Chief Restructuring Officer, the Unsecured Creditors' Committee and any Professionals engaged by the Debtors or the Unsecured Creditors' Committee from any liability relating to the Chapter 11 Cases and acts and occurrences for any act taken or omission made in connection with the filing, negotiating, prosecuting, administering, formulating, implementing, confirming or consummating the Plan or the Assets to be distributed under the Plan (the "Exculpation"). Further, neither the Liquidating Trustee, nor the Oversight Committee nor any of their respective agents, advisors, or Post Confirmation Professionals shall incur any liability to the Debtors, the Unsecured Creditors' Committee, the Holders of Claims, the Holders of Interests or to any other person or entity for any act or failure to act in furtherance of the rights and obligations under the Plan, except to the extent that such act or failure to act constitutes gross negligence, willful misconduct or fraud.

L. The general injunction provision set forth in Article VII of the Plan is necessary to preserve and enforce the provisions of the Plan and is narrowly tailored to achieve that purpose. The Court thus finds that each of the exculpation and general injunction provisions set forth in Article VII of the Plan: (a) is within the jurisdiction of the Court under 28 U.S.C. §§ 1334(a), 1334(b), and 1334(d); (b) is an essential means of implementing the Plan pursuant to section 1123(a)(5) of the Bankruptcy Code; (c) is an integral element of the transactions incorporated into the Plan; (d) confers material benefits on, and is in the best interests of, the Debtors, their Estates and the Holders of Claims and Interests; (e) is important to the overall objectives of the Plan to finally resolve all Claims among or against the parties in interest in the Chapter 11 Cases with respect to the Debtors; and (f) is consistent with sections 105, 1123, 1129 and other applicable provisions of the Bankruptcy Code. The record of the Confirmation Hearing and the Chapter 11 Cases is sufficient to support the exculpation and general injunction provisions contained in Article VII of the Plan. Accordingly, the Board Objection is overruled.

M. The Modifications to the Plan proposed by the Debtors prior to, at or in connection with the Confirmation Hearing, as set forth in this Confirmation Order, have been reviewed by and are not objected to by any party in interest, or else any such objections have been withdrawn or overruled. The Plan Modifications do not adversely change the treatment of the Holders of Claims against or Interests in the Debtors.

N. The Debtors have sufficient monies and assets available and existing on the Effective Date to pay in accordance with the Plan, or enable the Debtors to reserve in full for the payment of, all Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Priority Claims, Allowed Secured Claims, Allowed Convenience Claims and all Professionals and other

Administrative Claims as provided for in the Plan. The Liquidating Trustee will also make a *pro rata* distribution to holders of Allowed Unsecured Claims when and as provided for the in the Plan.

O. The Court finds the Liquidating Trustee compensation as provided in the Plan is reasonable and in the best interest of creditors.

P. Confirmation of the Plan is in the best interests of the Debtors, all creditors, all Holders of Interests and all other parties in interest.

NOW, THEREFORE, BASED ON THE FOREGOING, INCLUDING THE COURT'S FINDINGS OF FACT AND CONCLUSIONS OF LAW, IT IS HEREBY ORDERED AS FOLLOWS:

1. The Plan, as modified by the Modifications and the terms of this Confirmation Order, is hereby approved and confirmed in each and every respect pursuant to Section 1129 of the Bankruptcy Code. All votes previously cast with respect to the Plan are hereby deemed to constitute acceptances or rejections of the Plan as modified by the Modifications. The terms of the Plan and the exhibits thereto are incorporated by reference into and are an integral part of the Plan and this Confirmation Order. Further, following entry of this Confirmation Order, the Debtors shall be authorized to remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan without further order of this Court.

2. The terms of the Plan shall solely govern the classification of Claims and Interests for purposes of the distributions to be made thereunder. The classifications set forth on the ballots tendered to or returned by the holders of Claims or Interests in connection with voting on the Plan: (a) were set forth on the ballots solely for purposes of voting to accept or reject the

Plan; (b) do not necessarily represent, and in no event shall be deemed to modify or otherwise affect, the actual classification of such Claims and Interests under the Plan for distribution purposes; (c) may not be relied upon by any holder of a Claim or Interest as representing the actual classification of such Claim or Interest under the Plan for distribution purposes; and (d) shall not be binding on the Debtors or the Liquidating Trust except for voting purposes.

3. The provisions of this Confirmation Order and of the Plan are hereby deemed nonseverable and mutually dependent.

4. Pursuant to sections 1123(a), 1141(a) and 1142, and subject to the occurrence of the Effective Date, the terms of the Plan are approved and shall be binding upon and enforceable against: the Debtors; the Estates; all property of the Estates and/or property to be distributed pursuant to the Plan; and all holders of Claims and Interests, irrespective of whether or not the Claims or Interests are impaired under the Plan, whether or not the Holders thereof have voted to accept or reject the Plan, and whether or not such Holders have filed proofs of Claim or proofs of Interest in the Chapter 11 Cases; each person or entity acquiring property under the Plan; any other party in interest making an appearance in these Chapter 11 Cases; and each of the respective heirs, successors, assigns, trustees, executors, administrators, affiliates, officers, directors, managers, members, partners, agents, representatives, attorneys, beneficiaries or guardians of the foregoing.

5. Pursuant to section 1142(b) of the Bankruptcy Code, the Debtors are authorized to consummate the Plan after entry of this Confirmation Order, in accordance with the terms and conditions of the Plan and this Confirmation Order.

6. Except as specifically and expressly provided for herein, all Objections and all reservations of rights that have not been withdrawn, waived or settled, pertaining to Confirmation of the Plan are overruled in all respects.

7. The Findings of Fact and Conclusions of Law set forth above shall constitute the findings of fact and conclusions of law of this Court pursuant to Bankruptcy Rule 7052, made applicable to the proceeding by Bankruptcy Rule 9014. To the extent any finding of fact later shall be determined to be a conclusion of law, it shall be so deemed, and to the extent any conclusion of law later shall be determined to be a finding of fact, it shall be so deemed.

8. The failure to specifically describe or include any particular provision of the Plan in this Confirmation Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Court that the Plan be approved and confirmed in its entirety.

9. The revised Liquidating Trust Agreement filed on October 25, 2012 [D.E. 579], is hereby approved as modified in its entirety.

10. Without objection, as of the Effective Date, Soneet R. Kapila is appointed as the Liquidating Trustee. The appointment and proposed compensation of Mr. Kapila as the Liquidating Trustee is consistent with, and in the best interest of the Debtors, their estates and their Creditors and with public policy, and is therefore approved.

11. On the Effective Date of the Plan, the Liquidating Trust Assets shall vest in, and be transferred to, the Liquidating Trust. The Liquidating Trustee shall, be appointed as and be deemed a representative of the Estates pursuant to and in accordance with the terms of Section 1123(b)(3)(B) of the Bankruptcy Code solely for the benefit of all holders of Allowed Unsecured Claims and Allowed Interests under the Plan with respect to, among other things, any Litigation

Claims. The Liquidating Trust, through the Liquidating Trustee, is and shall be authorized and appointed to investigate, prosecute, enforce, pursue and settle, the liquidation of such Liquidating Trust Assets, including as a representative of the Estate pursuant to and in accordance with the terms of Section 1123(b)(3)(B) of the Bankruptcy Code with respect to Litigation Claims solely for the benefit of all holders of Allowed Unsecured Claims and Allowed Interests under the Plan.

12. From and after the Effective Date, the Liquidating Trust, though the Liquidating Trustee, shall expeditiously seek to collect, liquidate, sell and/or reduce to Cash all Liquidating Trust Assets, including, without limitation, through pursuit of the Litigation Claims. The Plan will be funded with: (a) funds in the Debtor-In-Possession Accounts, and (b) funds added to Cash after the Effective Date from, among other things, the liquidation of the Liquidating Trust Assets.

13. The Debtors shall pay the U.S. Trustee the appropriate sum required pursuant to 28 U.S.C. § 1930(a)(6) on the Effective Date, and simultaneously file with the Court and provide to the U.S. Trustee monthly operating reports, indicating Cash disbursements for all relevant periods; notwithstanding anything contained in the Plan to the contrary, the Liquidating Trustee shall further pay the U.S. Trustee the appropriate sum required pursuant to 28 U.S.C. § 1930(a)(6) for post-confirmation periods within the time periods set forth in 28 U.S.C. § 1930(a)(6) until the earlier of the closing of this case by the issuance of a Final Decree by the Bankruptcy Court, or upon entry of an order of this Bankruptcy Court dismissing the case, or converting this case to another chapter under the United States Bankruptcy Code, and the Liquidating Trustee shall file with the Court and provide to the U.S. Trustee, upon the payment

of each post-confirmation payment, a quarterly report and appropriate affidavit indicating income and disbursements for the relevant periods.

14. All executory contracts and unexpired leases not previously assumed or rejected by the Debtors under 11 U.S.C. § 365 with the prior approval of the Court are hereby rejected by the Debtors. **ANY CLAIM FOR DAMAGES ARISING FROM ANY SUCH REJECTION MUST BE FILED WITHIN 30 DAYS AFTER THE MAILING OF NOTICE OF THE ENTRY OF THE CONFIRMATION ORDER OR SUCH CLAIM SHALL BE FOREVER BARRED, SHALL NOT BE ENFORCEABLE AGAINST THE DEBTORS, THE DEBTORS' ESTATES, THE LIQUIDATING TRUSTEE, THE LIQUIDATING TRUST OR ANY OF THE ASSETS OF THE DEBTORS' ESTATES AND THE LIQUIDATING TRUST ASSETS, AND SHALL RECEIVE NO DISTRIBUTION UNDER THIS PLAN OR OTHERWISE ON ACCOUNT OF SUCH CLAIM.**

15. Pursuant to Rule Fed.R.Bankr.P. 3020(c), and as otherwise provided for in Article VII of the Plan, the following terms and conditions shall apply:

Unless otherwise provided herein, all injunctions or stays applicable to the Assets of the Estates, whether pursuant to Section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, will remain in full force and effect with respect to the Liquidating Trust and the Liquidating Trust Assets. In addition, the Liquidating Trustee shall have the right to invoke the provisions of the Bankruptcy Code made applicable by the Plan to the Liquidating Trust and all of the Bankruptcy Rules until the entry of a Final Decree closing these Chapter 11 Cases. Notwithstanding the above, the Debtors are not entitled to and shall not receive a discharge under section 1141(d) of the Bankruptcy Code. In addition, the Plan does not release or waive any Litigation Claims.

Neither the Debtors, the Chief Restructuring Officer, the Unsecured Creditors' Committee nor any Professionals engaged by the Debtors or the Unsecured Creditors' Committee shall have or incur liability to any Person, including to the Holder of any Claim or Interest, for any act taken or omission made in connection with the filing, negotiating, prosecuting, administering, formulating, implementing, confirming or consummating the Plan or the Assets to be distributed under the Plan. Further, neither the Liquidating Trustee, nor the Oversight Committee nor any of their respective agents, advisors, or Post

Confirmation Professionals shall incur any liability to the Debtors, the Unsecured Creditors' Committee, the Holders of Claims, the Holders of Interests or to any other person or entity for any act or failure to act in furtherance of the rights and obligations under the Plan, except to the extent that such act or failure to act constitutes gross negligence, willful misconduct or fraud.

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL ANY PROVISION OF THE PLAN OR THE PLAN ITSELF ACT AS, OR BE DEEMED TO BE, A RELEASE OF ANY LITIGATION CLAIMS, INCLUDING ANY LITIGATION CLAIMS AGAINST PRESENT OR FORMER OFFICERS AND/OR DIRECTORS OF THE DEBTORS AND/OR PROFESSIONALS ENGAGED BY THE DEBTORS PRIOR TO THE PETITION DATE. FOR AVOIDANCE OF DOUBT, ANY AND ALL SUCH LITIGATION CLAIMS SHALL BE FULLY PRESERVED AND TRANSFERRED TO THE LIQUIDATING TRUST.

18. Notwithstanding the entry of this Confirmation Order and the occurrence of the Effective Date, and subject to applicable law, on and after the Effective Date, the Court shall retain jurisdiction over all matters arising out of, or related to, the Chapter 11 Cases and the Plan pursuant to sections 105(a) and 1142 of the Bankruptcy Code, including, without limitation, jurisdiction over those matters set forth in Article XV of the Plan.

19. Pursuant to section 1146(a) of the Bankruptcy Code, any transfers of property pursuant hereto shall not be subject to any stamp tax or other similar tax or governmental assessment in the United States, and this Confirmation Order shall direct and be deemed to direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation instruments or other documents pursuant to such transfers of property without the payment of any such tax or governmental assessment. The Debtors or Liquidating Trustee are hereby authorized to deliver a notice or short form of this Confirmation Order to any state or local recording officer, and such officer (or any person or entity with authority over any of the foregoing) shall comply with the requirements of section 1146(a) of the Bankruptcy Code, shall forego the collection of any such

tax or governmental assessment and shall accept for filing such documents or instruments without charging any stamp tax, recording tax, personal property transfer tax, mortgage or other similar tax. Such notice (a) shall have the effect of an Order of this Court, (b) shall constitute sufficient notice of the entry of this Confirmation Order to such filing and recording officers and (c) shall be a reasonable instrument notwithstanding any contrary provision of non-bankruptcy law. The Court specifically retains jurisdiction to enforce the foregoing direction, by contempt or otherwise.

20. All of the provisions of the Plan, to the extent they are not incorporated above, are valid and in full force and effect upon the entry of this Order.

21. The Court will conduct a post-confirmation status conference on **February 21, 2013 at 1:30 p.m.** at United States Bankruptcy Court, 299 E. Broward Blvd, Courtroom 301, Fort Lauderdale, Florida 33301, to determine whether the Debtors and the Liquidating Trustee have complied with the provisions of this Order.

###

Submitted by:

Paul J. Battista, Esq.
Genovese Joblove & Battista, P.A.
Counsel to Debtors-in-Possession
100 SE 2nd Street, 44th Floor
Miami, Florida 33131
(Telephone) 305-349-2300
(facsimile) 305-349-2310
pbattista@gjb-law.com

Copy to: Paul J. Battista, Esq.
(Attorney Battista is directed to serve a conformed copy of this Order on all parties in interest)